                                                                    Exhibit 10.2


                              EMPLOYMENT AGREEMENT

                  AGREEMENT dated as of June 7, 1996 between BRIGHTPOINT, INC., a Delaware corporation (the "Employer" or the "Company"), and Robert Picow (the "Employee").

                              W I T N E S S E T H :

                  WHEREAS, the Employer desires to employ the Employee as the Vice Chairman of the Board of Directors of the Company (the "Board") and President of Brightpoint U.S.A., one of the Company's newly created divisions and to be assured of his services as such on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Employee is willing to accept such employment on such terms and conditions;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the Employer and the Employee hereby agree as follows:

                  1. Term. Employer hereby agrees to employ Employee, and Employee hereby agrees to serve Employer for a three-year period commencing effective as of the date of this Agreement (the "Effective Date") (such period being herein referred to as the "Initial Term," and any year commencing on the Effective Date or any anniversary of the Effective Date being hereinafter referred to as an "Employment Year"). After the Initial Term, this Agreement shall be renewable automatically for successive one year periods (each such period being referred to as a "Renewal Term"), unless, more than thirty days prior to the expiration of the Initial Term or any Renewal Term, either the Employee or the Company give written notice that employment will not be renewed.

                  2. Employee Duties.

                     (a) During the term of this Agreement, the Employee shall have the duties and responsibilities of Vice Chairman of the Board and President of Brightpoint U.S.A., one of the Company's newly created divisions, reporting directly to the President of Employer and the Board. It is understood that such duties and responsibilities shall be reasonably related to the Employee's position.

                     (b) The Employee shall devote substantially all of his business time, attention, knowledge and skills faithfully, diligently and to the best of his ability, in furtherance of the business and activities of the Company. The principal place of performance by the Employee of his duties hereunder shall be the Company's principal executive offices or such other place as the

Board shall determine, although the Employee may be required to travel outside of the area where the Company's principal executive offices are located in connection with the business of the Company.

                  3. Compensation.

                     (a) During the term of this Agreement, the Employer shall pay the Employee a salary (the "Salary") at a rate of $150,000 per annum in respect of each Employment Year, payable in equal installments bi-weekly, or at such other times as may mutually be agreed upon between the Employer and the Employee. Such Salary may be increased from time to time at the discretion of the Board.

                     (b) In addition to the foregoing, the Employee shall be entitled to such other cash bonuses as may from time to time be awarded to him by the Board during or in respect of his employment hereunder.

                  4. Benefits.

                     (a) During the term of this Agreement, the Employee shall have the right to receive or participate in all benefits and plans which the Company may from time to time institute during such period for its employees and for which the Employee is eligible. Nothing paid to the Employee under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary or any other obligation payable to the Employee pursuant to this Agreement.

                     (b) During the term of this Agreement, the Employee shall be granted the same number of paid holidays, personal days off, vacation days and sick leave days as are granted to Robert J. Laikin. Such vacation may be taken in the Employee's discretion with the prior approval of the Employee, and at such time or times as are not inconsistent with the reasonable business needs of the Company.

                     (c) During the term of this Agreement, the Company shall provide to Employee an apartment in Indianapolis, Indiana and shall pay to Employee $2,000 per month as reimbursement for personal travel expenses.

                  5. Travel Expenses. All travel and other expenses incident to the rendering of services reasonably incurred on behalf of the Company by the Employee during the term of this Agreement shall be paid by the Employer. If any such expenses are paid in the first instance by the Employee, the Employer shall reimburse him therefor on presentation of appropriate receipts for any such expenses.

                  6. Termination. Employee's employment under this Agreement may be terminated without any breach of this Agreement only on the following circumstances:

                     6.1. Death. The Employee's employment under this Agreement shall terminate upon his death.

                     6.2. Disability. If, as a result of the Employee's incapacity due to physical or mental illness, the Employee shall have been absent from his duties under this Agreement for 150 calendar days during any calendar year, the Employer may terminate the Employee's employment under this Agreement.

                     6.3. Cause. The Employer may terminate the Employee's employment under this Agreement for Cause. For purposes of this Agreement, the Employer shall have "Cause" to terminate the Employee's employment under this Agreement upon (a) the willful and continued failure by the Employee to substantially perform his duties under this Agreement (other than any such failure resulting from the Employee's incapacity due to physical or mental illness) after demand for substantial performance is delivered by the Employer, in writing, specifically identifying the manner in which the Employer believes the Employee has not substantially performed his duties and the Employee fails to perform as required within 15 days after such demand is made, (b) the willful engaging by the Employee in criminal misconduct (including embezzlement and criminal fraud) which is materially injurious to the Employer, monetarily or otherwise or (c) the conviction of the Employee of a felony. For purposes of this paragraph, no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Employer.

                  Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than sixty percent of the entire membership of the Board (other than the Employee) at a meeting of the Board called and held for such purpose (after reasonable written notice to the Employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Employee was guilty of conduct set forth above in clause (a), (b) or (c), and specifying the particulars thereof in detail.

                     6.4. Termination by the Employee for Good Reason, Upon a Change of Control or Because of Ill Health. The Employee may terminate his employment under this Agreement (a) for Good Reason (as hereinafter defined),
(b) at any time within six
months after a Change of Control, or (c) if his health should become impaired to any extent that makes the continued performance of his duties under this Agreement hazardous to his physical or mental health or his life, provided that, in the latter case, the Employee shall have furnished the Employer with a written statement from a qualified doctor to such effect and provided, further, that at the Employer's request and expense the Employee shall submit to an examination by a doctor selected by the Employer and such doctor shall have concurred in the conclusion of the Employee's doctor.

                     6.4.1. Good Reason. For purposes of this Agreement, "Good Reason" shall mean (a) any assignment to the Employee of any duties or reporting obligations other than those contemplated by, or any limitation of the powers of the Employee in any respect not contemplated by, this Agreement, (b) failure by the Employer to comply with its material obligations and agreements contained in this Agreement, or (c) failure of the Employer to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 9(g) of this Agreement. With respect to the matters set forth in clauses (a),
(b) and (c) of this paragraph, the Employee must give the Employer 30 days prior written notice of his intent to terminate this Agreement as a result of any breach or alleged breach of the applicable provision and the Employer shall have the right to cure any such breach or alleged breach within such 30 day period.

                     6.4.2. Change of Control. For purposes of this Agreement, a "Change of Control" shall be deemed to occur, unless previously consented to in writing by the Employee, upon (a) the actual acquisition or the execution of an agreement to acquire 20% or more of the voting securities of the Employer by any person or entity not affiliated with the Employee (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Employer), (b) the commencement of a tender or exchange offer for more than 20% of the voting securities of the Employer by any person or entity not affiliated with the Employee, (c) the commencement of a proxy contest against the management for the election of a majority of the Board of the Employer if the group conducting the proxy contest owns, has or gains the power to vote at least 20% of the voting securities of the Employer, (d) a vote by the Board to merge, consolidate, sell all or substantially all of the assets of the Employer to any person or entity not affiliated with the Employee, or (e) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Employee.

                  7. Notice of Termination.

                  Any termination of the Employee's employment by the Employer or by the Employee (other than termination by reason of the Employee's death) shall be communicated by written Notice of Termination to the other party of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated.

                  8. Date of Termination.

                  The "Date of Termination" shall mean (a) if the Employee's employment is terminated by his death, the date of his death, (b) if the Employee's employment is terminated pursuant to Section 6.2 above, the date on which the Notice of Termination is given, (c) if the Employee's employment is terminated pursuant to Section 6.3 above, the date specified on the Notice of Termination after the expiration of any cure periods and (d) if the Employee's employment is terminated for any other reason, the date on which a Notice of Termination is given after the expiration of any cure periods.

                  9. Compensation Upon Termination or During Disability.

                  (a) If the Employee's employment shall be terminated by reason of his death, the Employer shall pay to such person as he shall designate in a notice filed with the Employer, or if no such person shall be designated, to his estate as a lump sum benefit, his full Salary to the date of his death in addition to any payments to the Employee's spouse, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy or similar plan or policy then maintained by the Employer, and such payments shall, assuming the Employer is in compliance with the provisions of this Agreement, fully discharge the Employer's obligations with respect to
Section 3 of this Agreement, but all other obligations of the Employer under this Agreement, including the obligations to indemnify, defend and hold harmless the Employee, shall remain in effect.

                  (b) During any period that the Employee fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Employee shall continue to receive his Salary until the Employee's employment is terminated pursuant to Section 6.2 of this Agreement, or until the Employee terminates his employment pursuant to Section 6.4(a) of this Agreement, whichever first occurs. After termination, the Employee shall be paid, in equal monthly installments, 100% of his Salary, at the rate in effect at the time Notice of Termination is given, for one year, and thereafter for one additional year at an annual rate equal to 50% of the Salary which would have been in effect under this Agreement, plus, in each case, any disability payments otherwise payable by or pursuant to plans provided by the Employer. To the extent physically and mentally capable of so doing without potentially impairing or damaging his health, the Employee shall provide consulting services to the Employer during the period that he is receiving payments pursuant to this Section 9(b).

                  (c) If the Employee's employment shall be terminated for Cause, the Employer shall pay the Employee his full Salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, and the Employer shall, assuming the Employer is in compliance with the provisions of this Agreement, have no further obligations with respect to
Section 3 of this Agreement, but all other obligations of the Employer under this Agreement, including the obligations to indemnify, defend and hold harmless the Employee, shall remain in effect.

                  (d) If (A) in breach of this Agreement, the Employer shall terminate the Employee's employment other than pursuant to Sections 6.2 or 6.3 hereof (it being understood that a purported termination pursuant to Section 6.2 or 6.3 hereof which is disputed and finally determined not to have been proper shall be a termination by the Employer in breach of this Agreement), including as a result of a Change of Control, and/or (B) the Employee shall terminate his employment for Good Reason or at any time within six months after a Change of Control, then the Employer shall pay to the Employee:

                           (i) his full Salary through the Date of Termination
at the rate in effect at the time Notice of Termination is given;

                           (ii) for periods subsequent to the Date of
Termination (in lieu of any further payments pursuant to Section 3 of this Agreement), Severance Pay (as hereinafter defined), payable on the first day following the Date of Termination, as follows:

                                    (A)  if the Employee, without Good Reason,
terminates his employment at any time within six months after a Change of Control, or if, prior to and not as a result of a Change of Control, the Employee's employment is terminated either by the Employee for Good Reason or by the Employer other than pursuant to Sections 6.2 or 6.3 hereof, a lump sum amount equal to the highest of (a) $150,000 or (b) total compensation earned by the Employee from the Employer during the one-year period prior to such Date of Termination, or

                                    (B)  if after or as a result of a Change of
Control, the Employee's employment is terminated either by the Employee for Good Reason or by the Employer other than pursuant to Sections 6.2 or 6.3 hereof, a lump sum amount equal to the highest of (i) $450,000 or (ii) total compensation earned by the

Employee during the three-year period prior to such Date of Termination (in case of either (ii)(A) or (ii)(B), "Severance Pay"); and

                           (iii)  all other damages to which the Employee may
be entitled as result of the termination of his employment under this Agreement, including all legal fees and expenses incurred by him in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.

                  (e) In the event of a termination of this Agreement by the Employee as a result of a Change of Control pursuant to which the Severance Pay is as set forth above in Section 9(d), the Severance Pay shall be the average taxable compensation of the Employee for the five taxable years prior to such termination or such higher amount as may be permitted by the Internal Revenue Service to compute "base amount" for purposes of Section 280G of the Internal Revenue Code of 1954 (as amended) multiplied by three (but in no event may this amount exceed Severance Pay as provided by Section 9(d) of this Agreement unless agreed to by the Employee). In the event of a termination of this Agreement by the Employee as a result of a Change of Control the amount payable pursuant to
Section 9(d) may not exceed the maximum amount which the Employer may pay the Employee without such amount being subject to excise tax as a result of excess parachute payments pursuant to the Internal Revenue Code of 1986, as amended, unless agreed to by the Employee in writing. The Employee shall be entitled to initially receive the entire amount provided for in Section 9(d) and shall only be required to repay to the Employer any amount which is ultimately and finally determined by the Internal Revenue Service (or an appropriate court) to have been in excess of the permitted amount and the Employer agrees to use its best efforts to support the Employee's position that such payments are not subject to excise tax in any dealings with the Internal Revenue Service and in any appropriate legal proceedings.

                  (f) The Employee shall not be required to mitigate the amount of any payment provided for in this Section 9 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 9 be reduced by any compensation earned by the Employee as the result of employment by another employer or business or by profits earned by the Employee from any other source at any time before and after the Date of Termination.

                  (g) The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer, by agreement in form and reasonably substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken place. Failure of the Employer to obtain such Agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Employer in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Employer" shall mean the Employer and any successor to its business and/or assets which executes the Agreement or which otherwise becomes bound by the terms and conditions of this Agreement by operation of law.

                  10. Confidentiality; Noncompetition.

                  (a) The Employer and the Employee acknowledge that the services to be performed by the Employee under this Agreement are unique and extraordinary and, as a result of such employment, the Employee will be in possession of confidential information relating to the business practices of the Company. The term "confidential information" shall mean any and all information (verbal and written) relating to the Company or any of its affiliates, or any of their respective activities, other than such information which can be shown by the Employee to be in the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information which is in the public domain) other than as the result of breach of the provisions of this Section 10(a), including, but not limited to, information relating to: trade secrets, personnel lists, financial information, research projects, services used, pricing, customers, customer lists and prospects, product sourcing, marketing and selling and servicing. The Employee agrees that he will not, during or for a period of two years after the termination of employment, except as may be required in the course of the performance of his duties hereunder, directly or indirectly, use, communicate, disclose or disseminate to any person, firm or corporation any confidential information regarding the clients, customers or business practices of the Company acquired by the Employee during his employment by Employer, without the prior written consent of Employer; provided, however, that the Employee understands that Employee will be prohibited from misappropriating any trade secret (as defined for purposes of Indiana law) at any time during or after the termination of employment.

                  (b) The Employee hereby agrees that he shall not, during the period of his employment and for a period of two (2) years following such employment, directly or indirectly, within any county (or adjacent county) in any State within the United States or territory outside the United States in which the Company is engaged in business during the period of the Employee's employment or on the date of termination of the

Employee's employment, engage, have an interest in or render any services to any business (whether as owner, manager, operator, licensor, licensee, lender, partner, stockholder, joint venturer, employee, consultant or otherwise) competitive with the Company's business activities. Notwithstanding the foregoing, nothing herein shall prevent the Employee from owning stock in a publicly traded corporation whose activities compete with those of the Company's, provided that such stock holdings are not greater than 5% of such corporation. The Employee agrees, during the term of this Agreement, to disclose to the Company all investments which the Employee has, directly or indirectly, in an entity which competes with the Company, or an entity which does business with the Company.

                   (c) The Employee hereby agrees that he shall not, during the period of his employment and for a period of two (2) years following such employment, directly or indirectly, take any action which constitutes an interference with or a disruption of any of the Company's business activities including, without limitation, the solicitations of the Company's customers, or persons listed on the personnel lists of the Company. At no time during the term of this Agreement, or thereafter shall the Employee directly or indirectly, disparage the commercial, business or financial reputation of the Company.

                   (d) For purposes of clarification, but not of limitation, the Employee hereby acknowledges and agrees that the provisions of subparagraphs 10(b) and (c) above shall serve as a prohibition against him, during the period referred to therein, directly or indirectly, hiring, offering to hire, enticing, soliciting or in any other manner persuading or attempting to persuade any officer, employee, agent, lessor, lessee, licensor, licensee or customer who has been previously contacted by either a representative of the Company, including the Employee, (but only those suppliers existing during the time of the Employee's employment by the Company, or at the termination of his employment), to discontinue or alter his, her or its relationship with the Company.

                   (e) Upon the termination of the Employee's employment for any reason whatsoever, all documents, records, notebooks, equipment, price lists, specifications, programs, customer and prospective customer lists and other materials which refer or relate to any aspect of the business of the Company which are in the possession of the Employee including all copies thereof, shall be promptly returned to the Company.

                   (f) (i) The Employee agrees that all processes, technologies and inventions ("Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during his employment by Employer shall belong to the Company, provided that such Inventions grew out of the Employee's work with the Company are related in any manner to the business (commercial or experimental) of the Company or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Employee shall further: (a) promptly disclose such Inventions to the Company; (b) assign to the Company, without additional compensation, all patent and other rights to such Inventions for the United States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of his inventorship;

                           (ii) If any Invention is described in a patent
application or is disclosed to third parties, directly or indirectly, by the Employee within two years after the termination of his employment by the Company, it is to be presumed that the Invention was conceived or made during the period of the Employee's employment by the Company; and

                           (iii) The Employee agrees that he will not assert any
rights to any Invention as having been made or acquired by him prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in writing prior to the date hereof.

                   (g) The Company shall be the sole owner of all products and proceeds of the Employee's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Employee may acquire, obtain, develop or create in connection with and during the term of the Employee's employment hereunder, free and clear of any claims by the Employee (or anyone claiming under the Employee) of any kind or character whatsoever (other than the Employee's right to receive payments hereunder). The Employee shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, or title and interest in or to any such properties.

                   (h) The parties hereto hereby acknowledge and agree that (i) the Company would be irreparably injured in the event of a breach by the Employee of any of his obligations under this Section 10(h), (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) the Company shall be entitled to injunctive relief, in addition to any other remedy which it may have, in the event of any such breach.

                   (i) The parties hereto hereby acknowledge that, in addition to any other remedies the Company may have under Section 7(h) hereof, the Company shall have the right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by the Employee as the result of any transactions constituting a breach of any of the provisions of Section 10, and the Employee hereby agrees to account for any pay over such Benefits to the Company.

                   (j) Each of the rights and remedies enumerated in Section 10(h) and 10(i) shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                   (k) If any provision contained in this Section 10 is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

                   (l) If any provision contained in this Section 10 is found to be unenforceable by reason of the extent, duration or scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, scope or other provision and in its reduced form any such restriction shall thereafter be enforceable as contemplated hereby.

                   (m) It is the intent of the parties hereto that the covenants contained in this Section 10 shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought (the Employee hereby acknowledging that said restrictions are reasonably necessary for the protection of the Company). Accordingly, it is hereby agreed that if any of the provisions of this Section 10 shall be adjudicated to be invalid or unenforceable for any reason whatsoever, said provision shall be (only with respect to the operation thereof in the particular jurisdiction in which such adjudication is made) construed by limiting and reducing it so as to be enforceable to the extent permissible, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of said provision in any other jurisdiction.

                  11. Indemnification. The Employer shall indemnify and hold harmless the Employee against any and all expenses reasonably incurred by him in connection with or arising out of (a) the defense of any action, suit or proceeding in which he is a party, or (b) any claim asserted or threatened against him, in either case by reason of or relating to his being or having been an employee, officer or director of the Company, whether or not he continues to be such an employee, officer or director at the time of incurring such expenses, except insofar as such indemnification is prohibited by law. Such expenses shall include, without limitation, the fees and disbursements of attorneys, amounts of judgments and amounts of any settlements, provided that such expenses are agreed to in advance by the Employer. The foregoing indemnification obligation is independent of any similar obligation provided in the Employer's Certificate of Incorporation or Bylaws, and shall apply with respect to any matters attributable to periods prior to the Effective Date, and to matters attributable to his employment hereunder, without regard to when asserted.

                   12. General. This Agreement is further governed by the following provisions:

                   (a) Notices. All notices relating to this Agreement shall be in writing and shall be either personally delivered, sent by telecopy (receipt confirmed) or mailed by certified mail, return receipt requested, to be delivered at such address as is indicated below, or at such other address or to the attention of such other person as the recipient has specified by prior written notice to the sending party. Notice shall be effective when so personally delivered, one business day after being sent by telecopy or five days after being mailed.

                  To the Employer:

                           Brightpoint, Inc.
                           6402 Corporate Drive
                           Indianapolis, IN  46278
                           Attention: J. Mark Howell

                  To the Employee:

                           Robert Picow
                           ______________________________
                           ______________________________

                  With, in either case, a copy in the same manner to:

                           Tenzer Greenblatt LLP
                           405 Lexington Avenue
                           New York, New York 10174
                           Attention: Robert J. Mittman, Esq.

                  (b) Parties in Interest. Employee may not delegate his duties or assign his rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

                  (c) Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Employee by the Employer and contains all of the covenants and agreements between the parties with respect to such employment in any manner whatsoever. Any modification or termination of this Agreement will be effective only if it is in writing signed by the party to be charged.

                  (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

                  (e) Warranty. Employee hereby warrants and represents as follows:

                           (i) That the execution of this Agreement and the
discharge of Employee's obligations hereunder will not breach or conflict with any other contract, agreement, or understanding between Employee and any other party or parties.

                           (ii) Employee has ideas, information and know-how
relating to the type of business conducted by Employer, and Employee's disclosure of such ideas, information and know-how to Employer will not conflict with or violate the rights of any third party or parties.

                  (f) Severability. In the event that any term or condition in this Agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

                  (g) Execution in Counterparts. This Agreement may be executed by the parties in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                BRIGHTPOINT, INC.

                                By: /s/ Robert Laikin
                                    ------------------------------------------
                                    Name:  Robert Laikin
                                    Title: President

                                    /s/ Robert Picow
                                    ------------------------------------------
                                    Robert Picow

                              EMPLOYMENT AGREEMENT


                  AGREEMENT dated as of June 7, 1996 between BRIGHTPOINT, INC., a Delaware corporation (the "Employer" or the "Company"), and Joseph Forer (the "Employee").

                              W I T N E S S E T H :

                  WHEREAS, the Employer desires to employ the Employee as President of Brightpoint Latin America, one of the Company's newly created divisions, and to be assured of his services as such on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Employee is willing to accept such employment on such terms and conditions;

                  NOW, THEREFORE, in consideration of the mutual cove- nants and agreements hereinafter set forth, and intending to be legally bound hereby, the Employer and the Employee hereby agree as follows:

                  1. Term. Employer hereby agrees to employ Employee, and Employee hereby agrees to serve Employer for a three-year period commencing effective as of the date of this Agreement (the "Effective Date") (such period being herein referred to as the "Initial Term," and any year commencing on the Effective Date or any anniversary of the Effective Date being hereinafter referred to as an "Employment Year"). After the Initial Term, this Agreement shall be renewable automatically for successive one year periods (each such period being referred to as a "Renewal Term"), unless, more than thirty days prior to the expiration of the Initial Term or any Renewal Term, either the Employee or the Company give written notice that employment will not be renewed.

                  2. Employee Duties.

                     (a) During the term of this Agreement, the Employee shall have the duties and responsibilities of President of Brightpoint Latin America, one of the Company's newly created divisions, reporting to the President of Employer and the Board of Directors of the Employer (the "Board"). It is understood that such duties and responsibilities shall be reasonably related to the Employee's position.

                     (b) The Employee shall devote substantially all of his business time, attention, knowledge and skills faithfully, diligently and to the best of his ability, in furtherance of the business and activities of the Company. The principal place of performance by the Employee of his duties hereunder shall be the Company's offices located in the greater Miami, Florida area, although the Employee may be required to travel outside of the area where the Company's principal executive offices are located in connection with the business of the Company.

                  3. Compensation.

                     (a) During the term of this Agreement, the Employer shall pay the Employee a salary (the "Salary") at a rate of $150,000 per annum in respect of each Employment Year, payable in equal installments bi-weekly, or at such other times as may mutually be agreed upon between the Employer and the Employee. Such Salary may be increased from time to time at the discretion of the Board.

                     (b) In addition to the foregoing, the Employee shall be entitled to such other cash bonuses as may from time to time be awarded to him by the Board during or in respect of his employment hereunder.

                  4. Benefits.

                     (a) During the term of this Agreement, the Employee shall have the right to receive or participate in all benefits and plans which the Company may from time to time institute during such period for its employees and for which the Employee is eligible. Nothing paid to the Employee under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary or any other obligation payable to the Employee pursuant to this Agreement.

                     (b) During the term of this Agreement, the Employee shall be granted the same number of paid holidays, personal days off, vacation days and sick leave days as are granted to Robert J. Laikin. Such vacation may be taken in the Employee's discretion with the prior approval of the Employee, and at such time or times as are not inconsistent with the reasonable business needs of the Company.

                  5. Travel Expenses. All travel and other expenses incident to the rendering of services reasonably incurred on behalf of the Company by the Employee during the term of this Agreement shall be paid by the Employer. If any such expenses are paid in the first instance by the Employee, the Employer shall reimburse him therefor on presentation of appropriate receipts for any such expenses.

                  6. Termination. Employee's employment under this Agreement may be terminated without any breach of this Agreement only on the following circumstances:

                     6.1. Death. The Employee's employment under this Agreement shall terminate upon his death.

                     6.2. Disability. If, as a result of the Employee's incapacity due to physical or mental illness, the Employee shall have been absent from his duties under this Agreement for 150 calendar days during any calendar year, the Employer may terminate the Employee's employment under this Agreement.

                     6.3. Cause. The Employer may terminate the Employee's employment under this Agreement for Cause. For purposes of this Agreement, the Employer shall have "Cause" to terminate the Employee's employment under this Agreement upon (a) the willful and continued failure by the Employee to substantially perform his duties under this Agreement (other than any such failure resulting from the Employee's incapacity due to physical or mental illness) after demand for substantial performance is delivered by the Employer, in writing, specifically identifying the manner in which the Employer believes the Employee has not substantially performed his duties and the Employee fails to perform as required within 15 days after such demand is made, (b) the willful engaging by the Employee in criminal misconduct (including embezzlement and criminal fraud) which is materially injurious to the Employer, monetarily or otherwise or (c) the conviction of the Employee of a felony. For purposes of this paragraph, no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Employer.

                  Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than sixty percent of the entire membership of the Board (other than the Employee) at a meeting of the Board called and held for such purpose (after reasonable written notice to the Employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Employee was guilty of conduct set forth above in clause (a), (b) or (c), and specifying the particulars thereof in detail.

                     6.4. Termination by the Employee for Good Reason, Upon a Change of Control or Because of Ill Health. The Employee may terminate his employment under this Agreement (a) for Good Reason (as hereinafter defined),
(b) at any time within six months after a Change of Control, or (c) if his health should become impaired to any extent that makes the continued performance of his duties under this Agreement hazardous to his physical or mental health or his life, provided that, in the latter case, the Employee shall have furnished the Employer with a written statement from a qualified doctor to such effect and provided, further, that at the Employer's request and expense the

Employee shall submit to an examination by a doctor selected by the Employer and such doctor shall have concurred in the conclusion of the Employee's doctor.

                        6.4.1. Good Reason. For purposes of this Agreement, "Good Reason" shall mean (a) any assignment to the Employee of any duties or reporting obligations other than those contemplated by, or any limitation of the powers of the Employee in any respect not contemplated by, this Agreement, (b) failure by the Employer to comply with its material obligations and agreements contained in this Agreement, or (c) failure of the Employer to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 9(g) of this Agreement. With respect to the matters set forth in clauses (a), (b) and (c) of this paragraph, the Employee must give the Employer 30 days prior written notice of his intent to terminate this Agreement as a result of any breach or alleged breach of the applicable provision and the Employer shall have the right to cure any such breach or alleged breach within such 30 day period.

                        6.4.2. Change of Control. For purposes of this Agreement, a "Change of Control" shall be deemed to occur, unless previously consented to in writing by the Employee, upon (a) the actual acquisition or the execution of an agreement to acquire 20% or more of the voting securities of the Employer by any person or entity not affiliated with the Employee (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Employer), (b) the commencement of a tender or exchange offer for more than 20% of the voting securities of the Employer by any person or entity not affiliated with the Employee, (c) the commencement of a proxy contest against the management for the election of a majority of the Board of the Employer if the group conducting the proxy contest owns, has or gains the power to vote at least 20% of the voting securities of the Employer, (d) a vote by the Board to merge, consolidate, sell all or substantially all of the assets of the Employer to any person or entity not affiliated with the Employee, or (e) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Employee.

                  7. Notice of Termination.

                  Any termination of the Employee's employment by the Employer or by the Employee (other than termination by reason of the Employee's death) shall be communicated by written Notice of Termination to the other party of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated.

                  8. Date of Termination.

                  The "Date of Termination" shall mean (a) if the Employee's employment is terminated by his death, the date of his death, (b) if the Employee's employment is terminated pursuant to Section 6.2 above, the date on which the Notice of Termination is given, (c) if the Employee's employment is terminated pursuant to Section 6.3 above, the date specified on the Notice of Termination after the expiration of any cure periods and (d) if the Employee's employment is terminated for any other reason, the date on which a Notice of Termination is given after the expiration of any cure periods.

                  9. Compensation Upon Termination or During Disability.

                     (a) If the Employee's employment shall be terminated by reason of his death, the Employer shall pay to such person as he shall designate in a notice filed with the Employer, or if no such person shall be designated, to his estate as a lump sum benefit, his full Salary to the date of his death in addition to any payments the Employee's spouse, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy or similar plan or policy then maintained by the Employer, and such payments shall, assuming the Employer is in compliance with the provisions of this Agreement, fully discharge the Employer's obligations with respect to
Section 3 of this Agreement, but all other obligations of the Employer under this Agreement, including the obligations to indemnify, defend and hold harmless the Employee, shall remain in effect.

                     (b) During any period that the Employee fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Employee shall continue to receive his Salary until the Employee's employment is terminated pursuant to Section 6.2 of this Agreement, or until the Employee terminates his employment pursuant to Section 6.4(a) of this Agreement, whichever first occurs. After termination, the Employee shall be paid, in equal monthly installments, 100% of his Salary, at the rate in effect at the time Notice of Termination is given, for one year, and thereafter for one additional year at an annual rate equal to 50% of the Salary which would have been in effect under this Agreement, plus, in each case, any disability payments otherwise payable by or pursuant to plans provided by the Employer. To the extent physically and mentally capable of so doing without potentially impairing or damaging his health, the Employee shall provide consulting services to the Employer during the period that he is receiving payments pursuant to this
Section 9(b).

                     (c) If the Employee's employment shall be terminated for Cause, the Employer shall pay the Employee his full Salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, and the Employer shall, assuming the Employer is in compliance with the provisions of this Agreement, have no further obligations with respect to
Section 3 of this Agreement, but all other obligations of the Employer under this Agreement, including the obligations to indemnify, defend and hold harmless the Employee, shall remain in effect.

                     (d) If (A) in breach of this Agreement, the Employer shall terminate the Employee's employment other than pursuant to Sections 6.2 or 6.3 hereof (it being understood that a purported termination pursuant to Section 6.2 or 6.3 hereof which is disputed and finally determined not to have been proper shall be a termination by the Employer in breach of this Agreement), including as a result of a Change of Control, and/or (B) the Employee shall terminate his employment for Good Reason or at any time within six months after a Change of Control, then the Employer shall pay to the Employee:

                        (i) his full Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given;

                        (ii) for periods subsequent to the Date of Termination (in lieu of any further payments pursuant to Section 3 of this Agreement), Severance Pay (as hereinafter defined), payable on the first day following the Date of Termination, as follows:

                           (A) if the Employee, without Good Reason, terminates
his employment at any time within six months after a Change of Control, or if, prior to and not as a result of a Change of Control, the Employee's employment is terminated either by the Employee for Good Reason or by the Employer other than pursuant to Sections 6.2 or 6.3 hereof, a lump sum amount equal to the highest of (a) $150,000 or (b) total compensation earned by the Employee from the Employer during the one-year period prior to such Date of Termination, or

                           (B) if after or as a result of a Change of Control,
the Employee's employment is terminated either by the Employee for Good Reason or by the Employer other than pursuant to Sections 6.2 or 6.3 hereof, a lump sum amount equal to the highest of (i) $450,000 or (ii) total compensation earned by the Employee during the three-year period prior to such Date of Termination (in case of either (ii)(A) or (ii)(B), "Severance Pay"); and

                        (iii) all other damages to which the Employee may be entitled as result of the termination of his employment under this Agreement, including all legal fees and expenses incurred by him in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.

                     (e) In the event of a termination of this Agreement by the Employee as a result of a Change of Control pursuant to which the Severance Pay is as set forth above in Section 9(d), the Severance Pay shall be the average taxable compensation of the Employee for the five taxable years prior to such termination or such higher amount as may be permitted by the Internal Revenue Service to compute "base amount" for purposes of Section 280G of the Internal Revenue Code of 1954 (as amended) multiplied by three (but in no event may this amount exceed Severance Pay as provided by Section 9(d) of this Agreement unless agreed to by the Employee). In the event of a termination of this Agreement by the Employee as a result of a Change of Control the amount payable pursuant to
Section 9(d) may not exceed the maximum amount which the Employer may pay the Employee without such amount being subject to excise tax as a result of excess para- chute payments pursuant to the Internal Revenue Code of 1986, as amended, unless agreed to by the Employee in writing. The Employee shall be entitled to initially receive the entire amount provided for in Section 9(d) and shall only be required to repay to the Employer any amount which is ultimately and finally determined by the Internal Revenue Service (or an appropriate court) to have been in excess of the permitted amount and the Employer agrees to use its best efforts to support the Employee's position that such payments are not subject to excise tax in any dealings with the Internal Revenue Service and in any appropriate legal proceedings.

                     (f) The Employee shall not be required to mitigate the amount of any payment provided for in this Section 9 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 9 be reduced by any compensation earned by the Employee as the result of employment by another employer or business or by profits earned by the Employee from any other source at any time before and after the Date of Termination.

                     (g) The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer, by agreement in form and reasonably substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken place. Failure of the Employer to obtain such Agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Employer in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Employer" shall mean the Employer and any successor to its business and/or assets which executes the Agreement or which otherwise becomes bound by the terms and conditions of this Agreement by operation of law.

                  10. Confidentiality; Noncompetition.

                     (a) The Employer and the Employee acknowledge that the services to be performed by the Employee under this Agreement are unique and extraordinary and, as a result of such employment, the Employee will be in possession of confidential information relating to the business practices of the Company. The term "confidential information" shall mean any and all information (verbal and written) relating to the Company or any of its affiliates, or any of their respective activities, other than such information which can be shown by the Employee to be in the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information which is in the public domain) other than as the result of breach of the provisions of this Section 10(a), including, but not limited to, information relating to: trade secrets, personnel lists, financial information, research projects, services used, pricing, customers, customer lists and prospects, product sourcing, marketing and selling and servicing. The Employee agrees that he will not, during or for a period of two years after the termination of employment, except as may be required in the course of the performance of his duties hereunder, directly or indirectly, use, communicate, disclose or disseminate to any person, firm or corporation any confidential information regarding the clients, customers or business prac- tices of the Company acquired by the Employee, without the prior written consent of Employer; provided, however, that the Employee understands that Employee will be prohibited from misappropriating any trade secret (as defined for purposes of Indiana law) at any time during or after the termination of employment.

                     (b) The Employee hereby agrees that he shall not, during the period of his employment and for a period of two (2) years following such employment, directly or indirectly, within any county (or adjacent county) in any State within the United States or territory outside the United States in which the Company is engaged in business during the period of the Employee's employment or on the date of termination of the Employee's employment, engage, have an interest in or render any services to any business (whether as owner, manager, operator, licensor, licensee, lender, partner, stockholder, joint venturer, employee, consultant or otherwise) competitive with the Company's business activities. Notwithstanding the foregoing, nothing herein shall prevent the Employee from owning stock in a publicly traded corporation whose activities compete with those of the Company's, provided that such stock holdings are not greater than 5% of such corporation. The Employee agrees, during the term of this Agreement, to disclose to the Company all investments which the Employee has, directly or indirectly, in an entity which competes with the Company, or an entity which does business with the Company.

                     (c) The Employee hereby agrees that he shall not, during the period of his employment and for a period of two (2) years following such employment, directly or indirectly, take any action which constitutes an interference with or a disruption of any of the Company's business activities including, without limitation, the solicitations of the Company's customers, or persons listed on the personnel lists of the Company. At no time during the term of this Agreement, or thereafter shall the Employee directly or indirectly, disparage the commercial, business or financial reputation of the Company.

                     (d) For purposes of clarification, but not of limitation, the Employee hereby acknowledges and agrees that the provisions of subparagraphs 10(b) and (c) above shall serve as a prohibition against him, during the period referred to therein, directly or indirectly, hiring, offering to hire, enticing, soliciting or in any other manner persuading or attempting to persuade any officer, employee, agent, lessor, lessee, licensor, licensee or customer who has been previously contacted by either a representative of the Company, including the Employee, (but only those suppliers existing during the time of the Employee's employment by the Company, or at the termination of his employment), to discontinue or alter his, her or its relationship with the Company.

                     (e) Upon the termination of the Employee's employment for any reason whatsoever, all documents, records, notebooks, equipment, price lists, specifications, programs, customer and prospective customer lists and other materials which refer or relate to any aspect of the business of the Company which are in the possession of the Employee including all copies thereof, shall be promptly returned to the Company.

                     (f) (i) The Employee agrees that all processes, technologies and inventions ("Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during his employment by Employer shall belong to the Company, provided that such Inventions grew out of the Employee's work with the Company are related in any manner to the business (commercial or experimental) of the Company or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Employee shall further: (a) promptly disclose such Inventions to the Company; (b) assign to the Company, without additional compensation, all patent and other rights to such Inventions for the United States and foreign countries;
(c)sign all papers necessary to carry out the foregoing; and (d)give testimony in support of his inventorship;

                        (ii) If any Invention is described in a patent application or is disclosed to third parties, directly or indirectly, by the Employee within two years after the termination of his employment by the Company, it is to be presumed that the Invention was conceived or made during the period of the Employee's employment by the Company; and

                        (iii) The Employee agrees that he will not assert any rights to any Invention as having been made or acquired by him prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in writing prior to the date hereof.

                     (g) The Company shall be the sole owner of all products and proceeds of the Employee's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Employee may acquire, obtain, develop or create in connection with and during the term of the Employee's employment hereunder, free and clear of any claims by the Employee (or anyone claiming under the Employee) of any kind or character whatsoever (other than the Employee's right to receive payments hereunder). The Employee shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, or title and interest in or to any such properties.

                     (h) The parties hereto hereby acknowledge and agree that
(i) the Company would be irreparably injured in the event of a breach by the Employee of any of his obligations under this Section 10, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) the Company shall be entitled to injunctive relief, in addition to any other remedy which it may have, in the event of any such breach.

                        (i) The parties hereto hereby acknowledge that, in addition to any other remedies the Company may have under Section 10(h) hereof, the Company shall have the right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by the Employee as the result of any transactions constituting a breach of any of the provisions of Section 10, and the Employee hereby agrees to account for any pay over such Benefits to the Company.

                        (j) Each of the rights and remedies enumerated in
Section 10(h) and 10(i) shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                        (k) If any provision contained in this Section 10 is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

                        (l) If any provision contained in this Section 10 is found to be unenforceable by reason of the extent, duration or scope thereof, or otherwise, then the court making such determi- nation shall have the right to reduce such extent, duration, scope or other provision and in its reduced form any such restriction shall thereafter be enforceable as contemplated hereby.

                        (m) It is the intent of the parties hereto that the covenants contained in this Section 10 shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought (the Employee hereby acknowledging that said restrictions are reasonably necessary for the protection of the Company). Accordingly, it is hereby agreed that if any of the provisions of this Section 10 shall be adjudicated to be invalid or unenforceable for any reason whatsoever, said provision shall be (only with respect to the operation thereof in the particular jurisdiction in which such adjudication is made) construed by limiting and reducing it so as to be enforceable to the extent permissible, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of said provision in any other jurisdiction.

                  11. Indemnification. The Employer shall indemnify and hold harmless the Employee against any and all expenses reason- ably incurred by him in connection with or arising out of (a) the defense of any action, suit or proceeding in which he is a party, or (b) any claim asserted or threatened against him, in either case by reason of or relating to his being or having been an employee, officer or director of the Company, whether or not he continues to be such an employee, officer or director at the time of incurring such expenses, except insofar as such indemnifica- tion is prohibited by law. Such expenses shall include, without limitation, the fees and disbursements of attorneys, amounts of judgments and amounts of any settlements, provided that such expenses are agreed to in advance by the Employer. The foregoing indemnification obligation is independent of any similar obliga- tion provided in the Employer's Certificate of Incorporation or Bylaws, and shall apply with respect to any matters attributable to periods prior to the Effective Date, and to matters attribut- able to his employment hereunder, without regard to when asserted.

                  12. General. This Agreement is further governed by the following provisions:

                     (a) Notices. All notices relating to this Agreement shall be in writing and shall be either personally delivered, sent by telecopy (receipt confirmed) or mailed by certified mail, return receipt requested, to be delivered at such address as is indicated below, or at such other address or to the attention of such other person as the recipient has specified by prior written notice to the sending party. Notice shall be effective when so personally delivered, one business day after being sent by telecopy or five days after being mailed.

                  To the Employer:

                           Brightpoint, Inc.
                           6402 Corporate Drive
                           Indianapolis, IN  46278
                           Attention: J. Mark Howell

                  To the Employee:

                           Joseph Forer
                           12370 SW 64th Avenue
                           Miami, Florida  33156

                  With, in either case, a copy in the same manner to:

                           Tenzer Greenblatt LLP
                           405 Lexington Avenue
                           New York, New York 10174
                           Attention: Robert J. Mittman, Esq.

                     (b) Parties in Interest. Employee may not delegate his duties or assign his rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

                     (c) Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Employee by the Employer and contains all of the covenants and agreements between the parties with respect to such employment in any manner whatsoever. Any modification or termination of this Agreement will be effective only if it is in writing signed by the party to be charged.

                     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

                     (e) Warranty. Employee hereby warrants and represents as follows:

                        (i) That the execution of this Agreement and the discharge of Employee's obligations hereunder will not breach or conflict with any other contract, agreement, or understanding between Employee and any other party or parties.

                        (ii) Employee has ideas, information and know-how relating to the type of business conducted by Employer, and Employee's disclosure of such ideas, information and know-how to Employer will not conflict with or violate the rights of any third party or parties.

                     (f) Severability. In the event that any term or condition in this Agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

                     (g) Execution in Counterparts. This Agreement may be executed by the parties in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

                     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                      BRIGHTPOINT, INC.


                                      By: /s/ Robert Laikin
                                          -----------------------------------
                                          Name:  Robert Laikin
                                          Title: President


                                          /s/ Joseph Forer
                                          -----------------------------------
                                          Joseph Forer